EXHIBIT 10.9

                      INNOVATIVE RESEARCH ASSOCIATES, INC.

                   CONTRACT FOR FINANCIAL RELATIONS ACTIVITIES
                               FOR CONSYGEN, INC.

INNOVATIVE RESEARCH ASSOCIATES, INC., (IRA) will serve as investor/financial relations counsel for ConSyGen, Inc. (CSGN). Duties will involve:

1.   Daily   liaison  work  with  retail   shareholders,   interested   brokers,
     institutional investors, research analysts and the media for continuous extensive coverage of corporate events.

2.   Personal contact with market makers to facilitate an orderly market.

3. Editing and or writing of all communications to the press and stockholders, including stockholders' information letters, annual letter, quarterly reports and intermittent progress reports.

4. Scheduling of meetings for the management of CSGN with high quality money managers, research analysts and other influential people in the investment community to create viable and continuing interest in CSGN.

For services above, commencing September 3, 1996 and terminating on September 3, 1998 unless earlier terminated by CSGN on ten (10) days notice, CONSYGEN, Inc. will provide the following compensation:

1. $15,000 (Fifteen thousand dollars) in cash compensation for a 6 (six) month period, payable monthly in advance in installments of $2,500 (Two thousand five hundred dollars) each for each full quarter of services rendered hereunder; beginning September 9, 1996 through February 9, 1997.

2. $18,000 (Eighteen thousand dollars) in cash compensation for a 6 (six) month period, payable monthly in advance in installments of a $3,000 (Three thousand dollars) each for each full month of services rendered hereunder; beginning February 9, 1997 through September 9, 1997.

3.   $78,000  (Seventy eight  thousand) in cash  compensation  for a period of 1
     (one) year payable quarterly in advance in installments $19,500 (Nineteen thousand, five hundred dollars) beginning September 9, 1997 through September 9, 1998.

4. 100,000 shares of common stock with piggyback registration rights, do and payable on September 9, 1996.

5. All incidental expenditures, including travel and entertainment, will be subject to the prior written approval of CSGN management. In addition, all expenses associated with the production of the research report, (stationery, printing and mailing costs) will be billed to CSGN at cost upon CSGN's prior approval.

ACCEPTED BY:

INNOVATIVE RESEARCH ASSOCIATES, INC.             CONSYGEN, INC.

Name:  Luis J. Mejia                             Name:  Robert Stewart
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Title:  Managing Partner                         Title:  President
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Signature:  /s/Luis J. Mejia                     Signature: /s/Robert Stewart
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Date:  September 30, 1996                        Date:  September 3, 1996